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                                                      Rule 497(e)
                                                      File No.: 811-6082
                                                      Registration No.: 33-34154




                           THE RIVERFRONT FUNDS, INC.

          THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                       THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                     THE RIVERFRONT STOCK APPRECIATION FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                          THE RIVERFRONT BALANCED FUND

                        Supplement dated April 30, 1997,
                       to Prospectus dated April 30, 1997

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The Company has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of March 21, 1997 (the "Plan"), with The Riverfront Funds, an Ohio business trust (the "Trust"), whereby each Fund of the Company will become a separate series of an Ohio business trust rather than a separate series of a Maryland corporation (the "Conversion").

     The Conversion is subject to certain regulatory approvals and to approval by the shareholders of the Funds at a special Shareholders Meeting currently expected to be held in June, 1997. If the shareholders approve the Conversion and the necessary regulatory approval is obtained, it is expected that the Conversion would be effected on or about July 1, 1997.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE